Exhibit 10.52

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [****].

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Amendment No. 5 to

NETWORK SERVICES AGREEMENT

This Amendment No. 5 (the “Amendment No. 5”) to the Network Services Agreement dated January 1, 2004, as amended by Amendment No. 1 dated June 9, 2004 and Amendment No. 2 dated January 1, 2005, Amendment No. 3 dated June 5, 2006, and Amendment No. 4 dated April 4, 2007 (as amended, the “Agreement”) is hereby entered into on January 1, 2008 (the “Amendment No. 5 Effective Date”) by and between AOL LLC (formerly known as America Online, Inc.), a Delaware limited liability company with offices at 22000 AOL Way, Dulles, Virginia 20166 (“AOL”) and MCI Communications Services, Inc. d/b/a Verizon Business Services, successor-in-interest to MCI Network Services, Inc. which was formerly known as MCI WORLDCOM Network Services, Inc., with offices at 22001 Loudoun County Parkway, Ashburn, Virginia 20147 (“Verizon”). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement. All references to MCI shall be deemed to refer to Verizon.

The parties hereby agree to the following:

1.	MARKET SHARE COMMITMENT. A new subsection (vii) will be added to Section 3.1, as of the Amendment No. 5 Effective date, as follows:

(vii)         From January 1, 2008 through December 31, 2009, and if applicable pursuant to Section 10.1, through December 31, 2010, AOL will purchase from Verizon a minimum annual aggregate of twenty-five percent (25%) of the Total AOL Dial-up Service Hours (the “Market Share Commitment”) at the corresponding Option #1 prices set forth in Section 4.1 (i) and subject to subsection (vi) above. For avoidance of doubt, the Market Share Commitment shall only be measured annually, not monthly and AOL is not obligated to maintain monthly market share commitment. AOL may elect to change pricing options, to a higher pricing commitment option only, by notifying Verizon in writing, and the new pricing will take effect on the first (1st) day of the month following thirty (30) days after Verizon receives AOL’s written notice.

2.	TAKE OR PAY REMEDY. As of the Amendment No. 5 Effective Date and notwithstanding anything to the contrary in the Agreement, Section 3.3 is hereby amended by adding “2008, and 2009, and if applicable pursuant to Section 10.1, 2010” after each instance of “2007.”

3.	PORT PRICING. Commencing with the Amendment No. 5 Effective Date and notwithstanding anything to the contrary in the Agreement, the following language will replace Section 4.1(i) in its entirety:

4.1	Port Pricing; Invoicing.

(i) The base charge for each Dial-Up Access Port [****] (the “Port [****]”) shall be as set forth in the following table.

Year	[****] per Month	Price per [****]
2008-2009 and, if applicable pursuant to the terms of Section 10.1, 2010.	Option #1 Up to [****] of Monthly Traffic and All [****] between [****] Monthly Traffic All [****] between [****] Monthly Traffic All [****] above [****] of Monthly Traffic	[****] [****] [****] [****]

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Option #2*
All [****] if [****] of Monthly Traffic is committed	[****]
Option #3*
All [****] if [****] of Monthly Traffic is committed	[****]
Option #4*
All [****] if [****] of Monthly Traffic is committed	[****]
Option #5*
All [****] if [****] of Monthly Traffic is committed	[****]

*  During 2008-2009 and 2010 (if applicable pursuant to Section 10.1) Customer may elect to change pricing options [****]. As more specifically described in Section 3.1(vii), Customer must notify Verizon in writing and the pricing change will take effect on the first (1st) day of the month following 30 days after Verizon receives AOL’s written notice.

For the avoidance of doubt, in 2008-2010 (Option 1 only), only incremental hours each month in excess of the above volume/price tiers will be priced at the corresponding rate (for instance, if in January 2008, AOL directs [****] of the Total AOL Dial-up Network [****] to Verizon, the initial [****] of those Dial-Up Service Hours will be maintained at the [****] rate and the remaining incremental [****] will be priced at the [****] rate).

4.	INVOICING. As of the Amendment No. 5 Effective Date and notwithstanding anything to the contrary in the Agreement, Section 4.1(iv) is hereby amended by adding “2008, 2009 and if applicable pursuant to Section 10.1, 2010,” after “2007.”

5.	TOLL FREE PORTS. Commencing on the Amendment No. 5 Effective Date and notwithstanding anything to the contrary in the Agreement, the following language will replace Section 4.3 in its entirety:

4.3        Toll-Free Ports. In addition to the Services, Verizon shall provide toll-free Dial-Up Access Ports so that AOL members may access toll-free dial-up telephone numbers throughout the United States (“Toll Free Ports”). [****]. The toll-free telephone numbers shall not be changed without the prior written approval of AOL. Upon reasonable advance notice to Verizon, AOL shall have the right to reassign Toll-Free Ports among different toll-free telephone number pools provided hereunder. AOL may, upon [****] days notice, cancel any of the Toll Free Ports.

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Year	Toll-Free Port Price
2008	[****]
2009	[****]
2010	[****]

6.	CFO CERTIFICATIONS. As of the Amendment No. 5 Effective Date and notwithstanding anything to the contrary in the Agreement, Section 5.2 (i) and (ii) are hereby amended by adding “2008, and 2009, and if applicable pursuant to Section 10.1, 2010” after each instance of “2007.”

7.	TERM. Commencing with the Amendment No. 5 Effective Date and notwithstanding anything to the contrary in the Agreement, the following language will replace Section 10.1 in its entirety:

1.1.	10.1 Term. The term of this Agreement shall commence on January 1, 2004 and continue until December 31, 2009 (“Initial Term”). AOL may elect to extend the term of the Agreement for [****] by giving Verizon [****] days notice prior to the expiration of the Initial Term. In the event AOL elects to extend the Initial Term, the Market Share Commitment and the corresponding pricing shall [****]

8.	ASSIGNMENT. Section 23.4 of the Agreement shall be deleted and replaced with the following:

23.4        No party may assign this Agreement or assign or delegate its rights or obligations under the Agreement without the prior written consent of the other party, whose consent shall not be unreasonably withheld; except that either party may assign this Agreement or its rights and obligations under this Agreement without the approval of the other party to an entity which acquires all or substantially all of the assets of the assigning party, or all or substantially all of the assets utilizing the Services, to any Affiliate of the assigning party, or to a successor in a merger or acquisition of the assigning party upon prior written notice to the other party. Subject to the

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forgoing, this Agreement will be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and permitted assigns.

9.	OTHER TERMS AND CONDITIONS. Except as specifically amended or modified herein, the terms and conditions of the Agreement will remain in full force and effect throughout the Term and any extensions thereof. In the event of any conflict between the terms of this Amendment No. 5 and the terms of the Agreement, the terms of this Amendment No. 5 shall govern.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the Amendment No. 5 Effective Date.

AOL LLC		Verizon Business Network Services, Inc. on behalf of MCI Communications, Inc. d/b/a Verizon Business Services

By:	/s/ Nisha Kumar	By:	/s/ Suleiman Hessami
Name:	Nisha Kumar	Name:	Suleiman Hessami
Title:	CFO	Title:
Date:	12/12/07	Date:	12/20/07

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